Capital Stock	12 Months Ended
Nov. 30, 2014
Equity [Abstract]
Capital Stock
Capital Stock
Preferred Stock
The Company is authorized to issue 500,000 shares of preferred stock with a par value of $10 per share and 100 million shares of participating preferred stock with a par value of $0.10 per share. No shares of preferred stock or participating preferred stock have been issued as of November 30, 2014 and 2013.
Common Stock
During the years ended November 30, 2014, 2013 and 2012, the Company’s Class A and Class B common stockholders received a per share annual dividend of $0.16. The only significant difference between the Class A common stock and Class B common stock is that Class A common stock entitles holders to one vote per share and the Class B common stock entitles holders to ten votes per share.
As of November 30, 2014, Stuart A. Miller, the Company’s Chief Executive Officer and a Director, directly owned, or controlled through family-owned entities, shares of Class A and Class B common stock, which represented approximately 44% voting power of the Company’s stock.
The Company has a stock repurchase program, which originally authorized the purchase up to 20 million shares of its outstanding common stock. During the years ended November 30, 2014, 2013 and 2012, there were no share repurchases of common stock under the stock repurchase program. As of November 30, 2014, the remaining authorized shares that can be purchased under the stock repurchase program were 6.2 million shares of common stock.
During the year ended November 30, 2014, treasury stock decreased by 11.6 million shares of Class A common stock primarily due to the retirement of 11.7 million shares of Class A common stock authorized by the Company's Board of Directors, partially offset by activity related to the Company's equity compensation plan. The retirement of Class A common stock resulted in a reclass between treasury stock and additional paid-in capital within stockholders' equity. During the year ended November 30, 2013, treasury stock decreased by 0.4 million shares of Class A common stock due to activity related to the Company’s equity compensation plan.
Restrictions on Payment of Dividends
There are no restrictions on the payment of dividends on common stock by the Company. There are no agreements which restrict the payment of dividends by subsidiaries of the Company other than to maintain the financial ratios and net worth requirements under the Lennar Financial Services segment’s warehouse lines of credit, which restrict the payment of dividends from the Company’s mortgage subsidiaries following the occurrence and during the continuance of an event of default thereunder and limit dividends to 50% of net income in the absence of an event of default and the restriction under Rialto's 7.00% Senior Notes indenture that limits Rialto's ability to make distributions to Lennar.
401(k) Plan
Under the Company’s 401(k) Plan (the “Plan”), contributions made by associates can be invested in a variety of mutual funds or proprietary funds provided by the Plan trustee. The Company may also make contributions for the benefit of associates. The Company records as compensation expense its contribution to the Plan. For the years ended November 30, 2014, 2013 and 2012, this amount was $10.2 million, $8.0 million and $6.2 million, respectively.